UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

XPRESSPA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On October 1, 2019, XpresSpa Group, Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company (formerly known as FORM Holdings Corp.), XpresSpa Holdings, LLC (“XSPA Holdings”) and Mistral XH Representative, LLC, as representative of the unitholders of XSPA Holdings, dated as of August 8, 2016, as subsequently amended. The Amendment provides, among other things, for the release from escrow of (i) certain shares of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), to the unitholders of XSPA Holdings and (ii) certain shares of Series D Preferred Stock to the Company in satisfaction of certain indemnification claims in connection with the Merger Agreement. The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the document, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On October 2, 2019, the Company held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a quorum of 2,786,012 shares, or 83.68%, of the outstanding shares of the Company entitled to vote as of the record date of August 1, 2019, were present in person or represented by proxy. The total voting shares present in person or represented by proxy includes holders of the Company's common stock, holders of the Company's Series D Preferred Stock and holders of the Company's Series E Convertible Preferred Stock.

(b) The following actions were taken in the Annual Meeting:

(1)	The following four nominees were elected or reelected to serve on the board of directors (the “Board”) until the Company’s 2020 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Douglas Satzman	1,742,799	249,205	794,008
Bruce T. Bernstein	1,542,401	449,603	794,008
Donald E. Stout	1,583,753	408,251	794,008
Salvatore Giardina	1,588,305	403,699	794,008

(2)	The selection of CohnReznik LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2,613,549	168,755	3,708	0

(3)	The proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(a), 5635(b) and 5635(d), the issuance of shares of the Company’s common stock underlying the instruments below (including upon the operation of anti-dilution provisions, voluntary adjustment provisions and/or the reduction of conversion ratios):

a.	the Series F Convertible Preferred Stock issued by the Company pursuant to that certain Amendment to Securities Purchase Agreement and Class A Warrants and Class B Warrants, dated as of July 8, 2019 (the “May 2018 SPA Amendment”);
b.	the amendment to the Class A Warrants pursuant to the May 2018 SPA Amendment;
c.	notes, warrants and Series E Convertible Preferred Stock issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of July 8, 2019, by and between the Company and Calm.com, Inc.;
d.	the convertible note issued by the Company pursuant to that certain Fourth Amendment to Credit Agreement, dated as of July 8, 2019, by and between XSPA Holdings and B3D, LLC;
e.	warrants issued by the Company pursuant to that certain amendment to certain outstanding warrants issued in December 2016 to holders of Series D Preferred Stock; and
f.	the Series D Preferred Stock issued by the Company pursuant to that certain certificate of amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,863,137	120,374	8,493	794,008

(4)	The proposal to approve an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s preferred stock to 10,000,000 shares from 5,000,000, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,681,155	310,728	121	794,008

(5)	The proposal to approve an amendment to the XpresSpa Group, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) to increase the number of shares authorized under the Plan by 2,165,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,693,650	290,441	7,913	794,008

(6)	The proposal to approve an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a ratio of between 1-for-2 and 1-for-25, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2,308,618	471,975	5,419	794,008

(7)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1,816,178	153,590	22,236	794,008

(8)	The frequency of holding an advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

1 Year	2 Years	3 Years	Votes Abstain	Broker Non-Vote
1,883,580	14,070	29,259	65,095	794,008

(9)	The election of Andrew R. Heyer by the holders of Series D Preferred Stock to serve on the Board until the Company’s 2020 annual meeting of stockholders or until his respective successor has been elected and qualified, or until their earlier resignation or removal:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
161,891	0	0	0

(10)	The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
2,382,978	372,174	30,860	794,008

Item 8.01	Other Events

In connection with the approval by the Company’s stockholders of Proposal 3 as described above, all issued and outstanding shares of the Company’s Series D Preferred Stock were converted into shares of the Company’s common stock pursuant to Section 6.3.4 of the Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock, as amended on July 8, 2019, except to the extent that any holder of Series D Preferred Stock would otherwise beneficially own in excess any beneficial ownership limitation applicable to such holder after giving effect to the conversion, in which case such holder’s Series D Preferred Stock converts automatically into warrants to purchase the number of shares of the Company’s common stock equal to the number of shares of common stock into which the holder’s Series D Preferred Stock would otherwise have converted. After giving effect to such conversion, the Company has 13,881,448 shares of common stock outstanding.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description of Exhibits
10.1	Amendment No. 3 to Agreement and Plan of Merger, dated as of October 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPRESSPA GROUP, INC.

Dated: October 2, 2019	By:	/s/ Douglas Satzman
		Name:	Douglas Satzman
		Title:	Chief Executive Officer